[The American Funds Group(r)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

1999 ANNUAL REPORT
FOR THE YEAR ENDED JULY 31

TAKING THE MIDDLE PATH

[cover illustration:  fall forest landscape with dirt path]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM) seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ABOUT OUR COVER: Limited Term Tax-Exempt Bond Fund of America takes a middle path. It works to provide more income than short-term tax-exempt securities, with less price fluctuation than longer term bonds.


INVESTMENT HIGHLIGHTS

(for periods ended July 31,1999)   1 Year           5 Years         Lifetime*

Limited Term Tax-Exempt           +2.6%            0.055           0.05
Bond Fund of America

Lehman Brothers 7-Year            +3.3             +6.0            +5.1
Municipal Bond Index

Lipper Intermediate               +2.2             +5.4            +4.6
Municipal Fund Average

Lipper rankings(+)                Top 28%          Top 41%         Top 32%
                                  (37 of 133)      (36 of 88)      (22 of 69)

*Since October 6, 1993.

(+)Rankings by Lipper, Inc. do not reflect the effect of sales charges.


THE GROWTH OF A LONG-TERM INVESTMENT IN LIMITED TERM TAX-EXEMPT 6BOND FUND OF AMERICA
(since the fund's inception on October 6, 1993, to July 31, 1999, with dividends reinvested)

The Lehman Brothers index is unmanaged and has no expenses.
[begin mountain chart]

Date                   The fund at            The fund at net        Lehman Brothers        Lipper Intermediate
                       maximum sales charge*   asset value            7-Year                Municipal Bond
                                              (without any           Municipal Bond Index   Average
                                              sales charge)

10/6/93                $9,525                 $10,000                $10,000                $10,000

10/31/93               9,689                  10,171                 10,026                 10,021

1/31/94                9,976                  10,472                 10,228                 10,231

4/30/94                9,573                  10,049                 9,810                  9,775

7/31/94                9,728                  10,211                 9,979                  9,952

10/31/94               9,616                  10,094                 9,836                  9,773

1/31/95                9,732                  10,215                 10,024                 9,979

4/30/95                10,050                 10,550                 10,384                 10,312

7/31/95                10,355                 10,870                 10,786                 10,613

10/31/95               10,604                 11,131                 11,051                 10,888

1/31/96                10,833                 11,371                 11,341                 11,174

4/30/96                10,768                 11,304                 11,171                 11,001

7/31/96                10,914                 11,456                 11,333                 11,175

10/1/96                11,317                 11,691                 11,565                 11,392

1/31/97                11,262                 11,821                 11,764                 11,557

4/30/97                11,325                 11,888                 11,768                 11,590

7/31/97                11,782                 12,368                 12,309                 12,102

10/31/97               11,883                 12,474                 12,424                 12,189

1/31/98                12,138                 12,741                 12,753                 12,505

4/30/98                12,133                 12,735                 12,691                 12,450

7/31/98                12,365                 12,979                 12,956                 12,688

10/31/98               12,655                 13,284                 13,342                 13,014

1/31/99                12,826                 13,463                 13,602                 12,238

4/30/99                12,811                 13,448                 13,553                 13,192

7/31/99                12,685                 13,315                 13,380                 12,987

* This figure reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525.
[end chart]
$13,380 Lehman Brothers 7-Year Municipal Bond Index
$13,315 The fund at net asset value (without sales charge)
$12,987 Lipper Intermediate Municipal Fund Average
$12,685* The fund at maximum sales charge

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1999 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - Since inception on October 6, 1993: +26.24%, or +4.15% a year; 5 years: +24.86%, or +4.54% a year; 12 months:
-2.47%. Sales charges are lower for accounts of $25,000 or more. These results reflect the effect of a contractual fee waiver. Without the waiver, the results would have been lower.

The fund's 30-day yield as of August 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 3.87%. The fund's distribution rate as of that date was 4.08%. (The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.)

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.



FELLOW SHAREHOLDERS:

Limited Term Tax-Exempt Bond Fund of America celebrated its fifth anniversary this past fiscal year. The fund's results in its fifth full year - one which began with a strong municipal bond market and closed with many bonds experiencing losses - were a clear endorsement of its conservative investment style.

For the 12 months ended July 31, 1999, the fund's monthly dividends totaled
61.5 cents a share, all but 0.1 cents exempt from federal income taxes.

* If you took those dividends in cash, they represented a tax-free income return of 4.1%.
* If you reinvested your dividends in additional fund shares, your tax-free income return was 4.2%.
* To match a 4.2% tax-free income return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 7.0% from a taxable investment.

The fund's share price rose early in the year, but climbing interest rates in the second half caused the value of many bonds in the fund's portfolio to decline. The share price fell to $14.62 at July 31 from $14.85 a year earlier. This shift, subtracted from the fund's income return, produced a total return of 2.6% if you reinvested dividends, as most shareholders do.

The fund led the average intermediate municipal bond fund, which gained 2.2% according to Lipper, Inc. The unmanaged Lehman Brothers 7-Year Municipal Bond Index (which reflects no expenses) rose 3.3%.


FIVE YEARS OF CAUTION AND STABILITY

Soon after Limited Term Tax-Exempt Bond Fund of America was launched in October 1993, the fund's first report stated its mission was to strike a middle path between short- and long-term municipal bond funds. It would seek much of the income of longer term bonds while striving for less price volatility. More than five years later, we are pleased to say that the fund has consistently met these goals. Compared with the Lipper General Municipal Debt Fund Average over the past five years, your fund has consistently delivered more than 90% of the yield of longer term bond funds with only 60% to 70% of the volatility, as measured by annual standard deviation.

A cornerstone of the fund's cautious strategy has been the tendency to own bonds with shorter maturities than many funds of its kind. Predictably, this approach has caused the fund to trail rising bond markets slightly, while allowing it to hold its share value better when bond prices fall.

Over the fund's history, the advantage of doing well during difficult markets has proved to be of greater importance than the disadvantage of trailing in strong bond markets. Limited Term Tax-Exempt Bond Fund has outpaced the average intermediate municipal fund for one year, five years and over its lifetime, as of July 31. The fund nearly matched the Lehman Brothers 7-year Municipal Bond Index over the same periods.


ECONOMIC REVIEW

The fund opened its fiscal year last August 1 amid global currency and stock market turmoil that had many investors running for cover in the bond market. Most settled in U.S. Treasury securities, but demand grew for all high-quality bonds during this "flight to quality." This strong demand pushed up the prices of higher quality bonds and brought yields down.

Bond prices also benefited from the Federal Reserve Board's efforts to reduce the impact of the global turmoil here in the United States. In the first four months of the fiscal year, the Fed reduced the federal funds rate - the rate banks charge each other for overnight loans - three times, from 5.5% to 4.75%. These cuts meant that existing bonds paying higher rates of interest became more valuable.

During the second half, much of what had helped bonds earlier reversed itself. As lower interest rates began to stabilize economies around the world, many investors felt comfortable retreating from the safe haven of high-quality bonds. This shift helped high-yield bonds, as well as stocks, but it hurt Treasury bonds and the high-quality municipal bonds in which your fund invests. As the year progressed, concerns about economic stabilization changed to concerns about surging economic strength, prompting the Fed to raise the federal funds rate to 5% on June 30 and to 5.25% after the close of the year.


PORTFOLIO REVIEW

Your fund now holds 178 issues from 40 states, the District of Columbia and the Virgin Islands. The fund maintained its high credit quality this year. On July 31, 74.2% of the fund's portfolio was in securities rated A or better.

We appreciate that many shareholders added to their holdings this year. The fund's assets grew by more than $55 million to nearly $283 million.

As a shareholder in Limited Term Tax-Exempt Bond Fund of America, you are an investor with The American Funds Group. On the next page we will introduce you to the other members of the family and explain a few things that make the American Funds different.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

September 15, 1999


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and allowing you to benefit from economies of scale.
* A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks and spend substantial resources getting to know companies and industries around the world better than anyone.
* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

[Begin sidebar]
GROWTH FUNDS
EMPHASIS ON LONG-TERM GROWTH THROUGH STOCKS

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
Smallcap World Fund(r)

GROWTH-AND-INCOME FUNDS
EMPHASIS ON LONG-TERM GROWTH AND DIVIDENDS THROUGH STOCKS

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
EMPHASIS ON ABOVE-AVERAGE INCOME AND GROWTH THROUGH STOCKS AND/OR BONDS

Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
EMPHASIS ON LONG-TERM GROWTH AND CURRENT INCOME THROUGH STOCKS AND BONDS

American Balanced Fund(r)
[End sidebar]

* EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline of October 1987 and more than a third were there during the 1973-74 bear market. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.
* A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by choosing several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

[Begin sidebar]
INCOME FUNDS
EMPHASIS ON CURRENT INCOME THROUGH BONDS

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
EMPHASIS ON TAX-FREE CURRENT INCOME THROUGH MUNICIPAL BONDS

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC
TAX-EXEMPT FUNDS

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
SEEKING STABLE MONTHLY INCOME THROUGH MONEY MARKET INSTRUMENTS

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)
[End sidebar]


For more complete information about any of the funds, including charges and expenses, ask your financial adviser for a copy of A Portfolio for Every Investor or visit our Web site at www.americanfunds.com. Please obtain a prospectus from your investment dealer, download one from our Web site, or call the fund's transfer agent, American Funds Service Company, at 800/421-0180. Please read it carefully before investing.



Limited Term Tax-Exempt Bond Fund of America
July 31, 1999

[begin pie chart]
[S]

PORTFOLIO COMPOSITION

California(CA)  -  10.67%
Louisiana(LA)  -  8.72%
New York(NY)  -  7.02%
Michigan(MI)  -  6.49%
Illinois(IL)  -  6.48%
North Carolina(NC)  -  4.49%
Maine(ME)  -  4.40%
Washington(WA)  -  3.90%
Texas(TX)  -  3.62%
Wisconsin(WI)  -  3.33%
Other States  -   34.61%
Cash & equivalents  -  6.27%
[end chart]


Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue



Limited Term Tax-Exempt Bond Fund of America
Investment Portfolio, July 31, 1999
                                                                   Principal     Market
                                                                      Amount      Value
                                                                        (000)      (000)
                                                                    --------   --------

Tax-Exempt Securities Maturing in More Than One Year - 93.73%
Alabama  -  1.09%
Industrial Dev. Board of the City of Butler, Pollution Control         $3,000   $  3,067
 Ref. Rev. Bonds (James River Project), Series 1993, 5.50% 2005

Alaska  -  1.44%
Industrial Dev. and Export Auth., Power Rev. Bonds, First Series AMT
 (Snettisham Hydroelectric Project), AMBAC Insured:
5.25% 2005                                                              1,000      1,025
5.50% 2007                                                              1,000      1,034
Student Loan Corp., Student Loan Rev. Bonds:
1997 Series A AMT, AMBAC Insured, 5.20% 2006                            1,000      1,013
1999 Series A, AMBAC Insured, 4.80% 2007                                1,000        990

Arizona  -  1.02%
Educational Loan Marketing Corp., 1992 Educational Loan Rev. Bo         1,000      1,032
 Series B AMT, 6.95% 2001
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Re         1,950      1,844
 (Catholic Healthcare West Project), 1998 Series A, 4.30% 2005

California  -  10.67%
Health Facs. Fncg. Auth.:
Hospital Rev. Bonds (Downey Community Hospital), Series 1993:
5.00% 2001                                                              1,150      1,161
5.20% 2003                                                              1,000      1,018
5.30% 2004                                                              1,010      1,033
Rev. Bonds (Catholic Healthcare West), 1998 Series A:
5.00% 2006                                                              1,000        977
5.00% 2007                                                              1,000        969
Pollution Control Fncg. Auth., Solid Waste Disposal Ref. Rev. B         3,500      3,470
 (USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018
 (2008)(1)
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bond         4,000      3,886
 (Irvine Apartment Communities, LP), Series 1998A-1 AMT, 5.05% 2025
 (2008)(1)
Association of Bay Area Governments, Fncg. Auth. for Nonprofit          1,405      1,415
 Ref. Rev. Cert. of Part. (Episcopal Homes Foundation), Series 1998,
 5.00% 2007
City of Duarte, City of Hope National Medical Center, Cert. of          1,000        993
 Series 1999A, 5.25% 2008
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A o         1,830      1,900
 (Durham Greens Project), 5.40% 2026 (2006)(1)
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
 Project), 1995 Series A:
5.75% 2005                                                              3,000      3,146
5.75% 2006                                                                780        819
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Pa         2,555      2,655
 (Marina del Rey), 1993 Series A, 6.25% 2003
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds,             905        930
 1993 Series A, 5.70% 2001
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds          2,200      2,421
 & Gamble Project), 1995 Series, 7.00% 2004
Sacramento Power Auth., Cogeneration Project Rev. Bonds (Campbell Soup
 Project), 1995 Series:
6.50% 2004                                                              2,000      2,155
6.50% 2005                                                              1,100      1,199

Colorado  -  3.22%
Housing and Fin. Auth., Single Family Program Senior Bonds, 199           595        611
 Series C-2, 5.625% 2009 (2000)(1)
City and County of Denver, Airport System Rev. Bonds, Series 19         1,640      1,736
 6.55% 2003
Eaglebend Affordable Housing Corp., Multifamily Housing Project Rev.
 Ref. Bonds, Series 1997A:
5.45% 2002                                                                455        463
5.75% 2007                                                              2,585      2,669
The Regents of the University of Colorado, Refunding Cert. of P         2,415      2,583
 (Telecommunications and Cogeneration Projects), Series 1996, AMBAC
 Insured, 6.00% 2005
University of Colorado Hospital Auth., Hospital Ref. Rev. Bonds         1,000      1,045
 Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut  -  0.57%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds,
 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                         500        531
6.375% 2004 (Escrowed to Maturity)                                        995      1,087

District of Columbia  -  1.60%
G.O. Ref. Bonds, Series 1993D, FGIC Insured:
5.10% 2002 (Escrowed to Maturity)                                          42         43
5.10% 2002                                                                958        981
Fixed Rate Rev. Bonds (National Academy of Sciences Project),           1,065      1,078
 Series 1999A, AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
 Series 1997A, MBIA  Insured:
6.00% 2006 (Escrowed to Maturity)                                       1,000      1,080
6.00% 2007 (Escrowed to Maturity)                                       1,250      1,353

Florida  -  1.03%
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds,          1,500      1,503
 Series 1999A (Shell Point/Alliance Obligated Group, Shell Point
 Village Project), 5.25% 2005
Meadow Pointe II, Community Dev. Dist. (Pasco County), Capital          1,445      1,418
 Improvement Rev. Bonds, Series 1998A, 5.25% 2003

Hawaii  -  1.10%
Cert. of Part. (Kapolei State Office Building), 1998 Series A,
 AMBAC Insured:
4.10% 2004                                                              2,125      2,082
5.00% 2005                                                              1,000      1,017

Idaho  -  1.07%
Housing and Fin. Association, Single Family Mortgage Bonds:
1998 Series C AMT, 5.25% 2011                                             550        555
1998 Series E-3 AMT, 5.125% 2011                                          750        741
1998 Series H AMT, 4.65% 2012                                           1,200      1,154
1998 Series I-2 AMT, 4.70% 2012                                           600        579

Illinois  -  6.48%
Health Facs. Auth., Rev. Ref. Bonds:
Series 1997A, (Advocate Health Care Network):
5.50% 2004                                                              1,250      1,292
5.10% 2005                                                              1,815      1,839
Series 1998A (Advocate Health Care Network), 5.00% 2006                 1,730      1,736
Series 1998 (Centegra Health System), 5.50% 2007                        2,480      2,519
Series 1997A (Highland Park Hospital Project), FGIC Insured, 5.         1,490      1,558
Series 1998 (Northwestern Medical Faculty Foundation, Inc.), MB         1,810      1,866
 Insured,  5.25% 2006
Series 1993 (OSF Healthcare System), 5.25% 2001                         2,300      2,335
Series 1997A (Victory Health Services), 5.25% 2004                      1,755      1,786
Housing Dev. Auth., Multi-Family Housing Bonds, 1992 Series A,          1,165      1,231
 6.55% 2003
City of Chicago, G.O. Certificates, Series 1997, 5.25% 2006             1,030      1,063
County of Cook, G.O. Capital Improvement Bonds, Series 1996,            1,000      1,083
 FGIC Insured, 6.00% 2006

Indiana  -  1.58%
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group:
Series 1999D, 5.50% 2008 (3)                                            1,000      1,030
Series 1997D, 5.00% 2026 (2007)(1)                                      1,455      1,448
Clarian Health Partners, Inc., Series 1996A, MBIA Insured, 5.25         1,000      1,020
Hospital Auth. of the City of Fort Wayne, Rev. Bonds, Series 19         1,000        978
 (Parkview Health System, Inc. Project), MBIA Insured, 4.10% 2004

Iowa  -  0.74%
Student Loan Liquidity Corp., Student Loan Rev. Bonds, Series 1         2,000      2,106
 AMT, 6.80% 2005

Kentucky  -  2.14%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds,
 Series 1997 (Appalachian Regional Healthcare, Inc. Project):
5.20% 2004                                                              1,000        984
5.40% 2006                                                              1,500      1,465
5.50% 2007                                                                465        454
Cities of Carrollton and Henderson, Public Energy Auth. of Kentucky
 Trust, Gas Rev. Bonds, Series 1998A, FSA Insured:
5.00% 2006                                                              1,600      1,633
5.00% 2007                                                              1,500      1,525

Louisiana  -  8.72%
Offshore Terminal Auth., Deepwater Port Ref. Rev. Bonds (LOOP I         5,000      5,256
 Project), First Stage, Series 1990E, 7.45% 2004
Public Facs. Auth., Hospital Rev. and Ref. Bonds (Franciscan
 Missionaries of Our Lady Health System Project):
Series 1998A, FSA Insured, 5.50% 2006                                   4,500      4,701
Series 1998C, MBIA Insured:
5.25% 2006                                                              1,000      1,030
5.50% 2005                                                              1,500      1,567
Jefferson Parish Hospital:
Dist. No. 1, Parish of Jefferson (West Jefferson Medical Center         1,695      1,708
 Hospital Rev. Bonds, Series 1998A, FSA Insured, 5.00% 2007
Service Dist. No. 2, Parish of Jefferson, Hospital Rev. Bonds,
 Series 1998, FSA Insured:
5.00% 2005                                                              2,150      2,188
5.00% 2007                                                              1,500      1,512
Lake Charles Harbor and Terminal Dist., Port Facs. Rev. Ref. Bo         6,000      6,668
 (Trunkline LNG  Co. Project), Series 1992, 7.75% 2022

Maine  -  4.40%
Educational Loan Marketing Corp., Senior Student Loan Rev. Bonds:
Series 1991 AMT, 6.90% 2003                                             2,515      2,619
Series 1994A-4 AMT:
5.95% 2003                                                              1,000      1,046
6.05% 2004                                                              1,500      1,571
Housing Auth., Mortgage Purchase Bonds:
1994 Series E, 6.30% 2002                                               1,650      1,696
1994 Series C-1, 5.90% 2015                                             3,890      4,025
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                515        540
6.30% 2004                                                                880        925

Maryland  -  0.74%
Community Dev. Administration, Dept. of Housing and Community Dev.,
 Single Family Program Bonds:
1994 Fifth Series AMT, 5.875% 2017 (2001)(1)                              155        158
1994 First Series, 5.70% 2017 (2004)(1)                                 1,905      1,943

Massachusetts  -  1.38%
Industrial Fin. Agcy, Resource Recovery Rev. Ref. Bonds (Ogden          1,550      1,536
 Haverhill Project), Series 1998A, 5.15% 2007
The New England Education Loan Marketing Corp., Student Loan Rev.
 Ref. Bonds:
1992 Senior Issue A, 6.50% 2002                                         1,000      1,053
1992 Issue C AMT, 6.75% 2002                                            1,250      1,316

Michigan  -  6.49%
Hospital Fin. Auth., Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A, 7.20% 2003         1,375      1,524
 (Escrowed to Maturity)
Pontiac Osteopathic, Series 1994A, 5.375% 2006                          4,345      4,259
State Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993B, AMBAC Insured, 5.00% 2006                                 1,000      1,009
Series 1997A, AMBAC Insured, 5.00% 2006                                 1,000      1,009
Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007              1,140      1,118
Mercy Health Services, Series 1997T, 6.25% 2011                         1,000      1,079
Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008              2,000      1,988
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992 Series A, A         1,200      1,272
 Insured, 6.40% 2005
City of Detroit, G.O. Refunding Bonds (Unlimited Tax):
Series 1995-A:
6.10% 2003                                                              1,800      1,891
6.25% 2004                                                              1,000      1,064
Series 1995-B, 6.75% 2003                                               2,000      2,142

Minnesota  -  0.35%
City of Maplewood, Health Care Fac. Rev. Bonds (HealthEast Proj         1,000        992
 Series 1996, 5.80% 2003

Nebraska  -  0.57%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds, Series 19         1,530      1,607
 (Sisters of Charity Health Care Systems, Inc.), MBIA Insured,
 6.375% 2005

Nevada  -  0.35%
Housing Division, Single Family Mortgage Bonds, 1998 Series B-1         1,000        995
 5.20% 2011

New Jersey  -  1.95%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village
 Project), Series 1998A:
5.00% 2006                                                              1,275      1,239
5.05% 2007                                                              1,375      1,328
Housing and Mortgage Fin. Agcy., Home Buyer Rev. Bonds, 1994 Se         2,900      2,947
 MBIA  Insured, 5.60% 2016

New Mexico  -  0.33%
Educational Assistance Foundation, Student Loan Rev. Bonds, Sub           900        932
 1992 Series One-B AMT, 6.85% 2005

New York  -  7.02%
Dormitory Auth.:
Center for Nursing & Rehabilitation, Inc., FHA-Insured Mortgage         1,000        984
 Home Rev. Bonds, Series 1997, 4.75% 2007
Cert. of Part., on behalf of the City University of  New York, as
 Lessee (John Jay College of Criminal Justice Project Ref.):
5.75% 2005                                                              2,000      2,106
6.00% 2006                                                              1,500      1,602
Secured Hospital Rev. Ref. Bonds:
Saint Agnes Hospital, Series 1998A, 4.80% 2006                          1,000      1,000
Wyckoff Heights Medical Center, Series 1998H, 5.125% 2008               2,000      2,011
Housing Fin. Agcy., Health Facs. Rev. Bonds (New York City),            5,450      5,841
 1996 Series A Ref., 6.00% 2006
State Medical Care Facs. Fin. Agcy., Mental Health Services Facs.
 Improvement Rev. Bonds, Series 1997B:
5.30% 2004                                                              1,620      1,670
6.00% 2007                                                              2,000      2,139
Castle Rest Residential Health Care Fac., FHA-Insured Mortgage          1,400      1,398
 Bonds,  Series 1997A, 4.875% 2007
City of New York, G.O. Bonds, Fiscal 1996 Series E, 6.50% 2004          1,000      1,079

North Carolina  -  4.49%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Refunding:
Series 1993B:
6.00% 2005 (2003) (1)                                                   1,330      1,361
6.125% 2009                                                             1,750      1,797
Series 1993C, 5.50% 2007                                                1,550      1,542
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds,
 Series 1992:
5.75% 2002                                                              1,010      1,028
6.00% 2004                                                              5,525      5,684
6.00% 2005                                                              1,250      1,288

Ohio  -  0.95%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, 1992 Ser           385        388
 A-2 AMT, 5.70% 2013 (1999)(1)
County of Franklin, Hospital Facs. Rev. Ref. and Improvement Bo         1,120      1,183
 (Doctors Hospital Project), Series 1993, 5.70% 2004 (Escrowed
 to Maturity)
County of Knox, Hospital Facs Ref. Rev. Bonds, Series 1998 (Kno         1,155      1,126
 Community Hospital), Asset Guaranty Insured, 4.70% 2008

Oklahoma  -  0.90%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, 1994 Ser           165        165
 AMT, 6.25% 2016 (1999)(1)
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS Health),
 Series 1995D, AMBAC Insured:
5.25% 2004                                                              1,000      1,032
5.25% 2006                                                              1,300      1,339

Pennsylvania  -  2.32%
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospi         2,180      2,221
 Project), 1998 Series A, AMBAC Insured, 5.00% 2005 (3)
Higher Educational Facs. Auth., UPMC Health System Rev. Bonds,          2,000      2,009
 Sries 1999A, FSA Insured, 5.00% 2007
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital
 Rev. Bonds (Jefferson Health System), Series 1997A:
5.50% 2006                                                              1,265      1,309
5.50% 2008                                                              1,000      1,015

Rhode Island  -  0.49%
Student Loan Auth., Student Loan Rev. Ref. Bonds, Series 1992B          1,300      1,371
 6.90% 2003 (2001)(1)

South Carolina  -  0.86%
Florence County, Hospital Rev. Bonds, McLeod Regional Medical C         2,330      2,434
 Project, MBIA Insured, Series 1998A, 5.50% 2007

South Dakota  -  0.64%
Housing Dev. Auth., Homeownership Mortgage Bonds, 1996 Series A           770        790
 5.50% 2010
Student Loan Fin. Corp., Student Loan Rev. Bonds, Series 1994-A         1,000      1,032
 5.95%  2001

Tennessee  -  0.88%
The Tennessee Energy Acquisition Corp., Gas Rev. Bonds, Series          1,500      1,494
 AMBAC Insured, 4.35% 2004
Housing Dev. Agcy., Homeownership Program Bonds, Issue 1999-2A          1,000        993
 5.05% 2008

Texas  -  3.62%
G.O. Bonds, Veterans' Housing Assistance Program, Fund I, Serie           725        743
 1994C Ref.  Bonds, 6.25% 2015 (2000)(1)
Dept. of Housing and Community Affairs, Single Family Mortgage          1,595      1,626
 Bonds, 1996 Series B, MBIA Insured, 5.55% 2011(1)
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
 (Buckner Retirement Services, Inc. Obligated Group Project),
 Series 1998:
5.00% 2005                                                              1,330      1,329
5.00% 2007                                                              1,470      1,449
Brazos Higher Education Auth. Inc., Student Loan Rev. Ref. Bonds:
Series 1992C-1 AMT, 6.20% 2000                                          1,000      1,027
Subordinate Series, 1993C-2 AMT, 5.875% 2004                              910        917
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Ref. Bonds (Children's Hospital Project), Series          1,000      1,072
 MBIA Insured, 6.00% 2004
Hospital Rev. Bonds (Memorial Hermann Hospital System Project),         1,000      1,019
 Series 1998, FSA Insured, 5.25% 2008
Tarrant County, Health Facs. Dev. Corp., Health Resources Syste         1,000      1,040
 Rev. Bonds, Series 1997A, MBIA Insured, 5.50% 2007

Utah  -  1.80%
Housing Fin. Agcy. (Federally Insured or Guaranteed Mortgage Loans):
Single Family Mortgage Purchase Ref. Bonds:
Series 1996, 5.45% 2004                                                   820        848
Series 1997F AMT, 5.50% 2010(1)                                         1,030      1,036
Single Family Mortgage Bonds:
1998 Issue F-2 AMT, 4.25% 2008                                          2,500      2,440
1998 Issue D-2 AMT, 5.25% 2012(1)                                         400        394
1998 Issue E-1 AMT, 5.25% 2012(1)                                         375        369

Vermont  -  0.93%
Educational and Health Buildings Fncg. Agcy, Hospital Rev. Bond         2,500      2,618
 (Medical Center Hospital of Vermont Project), Series 1993, FGIC
 Insured, 5.75% 2007

Virginia  -  1.49%
Housing Dev. Auth., Commonwealth Mortgage Bonds, 1995 Series A          1,000      1,032
  Subseries A-1, 6.50% 2003
Industrial Dev. Auth. of the City of Norfolk, Hospital Rev. Bon         2,000      2,158
 (Daughters of Charity National Health System DePaul Medical Center),
 Series 1992A, 6.50% 2007 (2002)(1)
Pocahontas Parkway Association, Route 895 Connector Toll Road R         1,000      1,009
 Bonds, Series 1998A, 5.25% 2007

Virgin Islands  -  0.72%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Note         2,000      2,024
 Series 1998 C, 5.00% 2002

Washington  -  3.90%
Health Care Facs. Auth.:
Rev. Bonds, Series 1997A (Catholic Health Initiatives), MBIA In         1,000      1,048
 5.50% 2005
Weekly Rate Demand Rev. Bonds (Virginia Mason Medical Center),          2,000      2,149
 1997 Series A, MBIA Insured, 6.00% 2006
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1991A, 6.30% 2001         1,000      1,037
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1992A, 5.90% 2004                                                1,500      1,589
Series 1996A, AMBAC Insured, 5.50% 2004                                 1,000      1,045
Series 1998A, 5.00%  2005                                               1,000      1,019
Series 1997B, 5.50%  2006                                               2,000      2,088
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1990B, 7.375% 200         1,000      1,049

West Virginia  -  0.36%
State Building Commission, Lottery Rev. Bonds, 1997 Series A, M         1,000      1,024
 Insured,  5.00% 2003

Wisconsin  -  3.33%
Health and Educational Facs. Auth.:
Var. Rate Hospital Rev. Bonds (Charity Obligated Group, Daughte         3,860      3,865
 Charity Nat. Health Sys.), Series 1997D, 4.90% 2015 (2005)(1)
Rev. Bonds, Series 1999 (The Monroe Clinic, Inc.), 4.60% 2008           1,010        956
Housing and Econ. Dev. Auth.:
Housing Rev. Ref. Bonds, Series 1992A, 6.20% 2001                       1,500      1,545
Housing Rev. Bonds, 1993 Series B AMT, 5.30% 2006                       3,000      3,050

                                                                             ----------
                                                                                 264,910
                                                                             ----------


Tax-Exempt Securities Maturing in One Year or Less - 5.45%
State of Arizona, Educational Loan Marketing Corp., 1992 Educat         3,000      3,047
 Loan Rev. Bonds, Series A,  6.70%  3/1/00
City of Houston, Tax and Rev. Anticipation Notes, Series 1999,          1,000      1,008
 4.25% 6/30/00
State of Idaho, Tax Anticipation Notes, Series 1999, 4.25% 6/30         1,500      1,511
State of Indiana, Employment Dev. Commission, Pollution Control         1,700      1,703
 Bonds (Chrysler Corp. Project), Series 1985, 5.70% 10/1/99
Kentucky Asset/Liability Commission, General Fund Tax and Rev.          1,000      1,008
 Anicipation Notes, 1999 Series A, 4.25% 6/28/00
County of Los Angeles, Tax and Rev. Anticipation Notes, Series          1,000      1,006
 4.00% 6/30/00
State of South Carolina, Public Service Auth., Rev. Bonds, 1995         1,000      1,012
 Series A, AMBAC Insured, 6.25% 1/1/00
State of Texas, Tax and Rev. Anticipation Notes, Series 1998, 8         3,100      3,103
State of Alaska, City of Valdez, Marine Terminal Rev. Ref. Bond         1,000      1,000
 (Exxon Pipeline Company Project), 1993 Series C, 3.40% 2033(4)
State of Wyoming, General Fund Tax and Rev. Anticipation Notes,         1,000      1,005
 Series 1999, 4.00% 6/27/00
                                                                             ----------
                                                                                  15,403
                                                                             ----------


Total Tax-Exempt Securities (cost: $280,386,000)                                 280,313

Excess of cash and receivables over payables                                       2,318
                                                                             ----------

NET ASSETS                                                                      $282,631
                                                                             ==========
(1) Valued on the basis of the effective maturity - that is, the date at which the security is expected to be called or refunded by the issuer.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Represents a when - issued security.
(4) Coupon rate may change periodically.

See Notes to Financial Statements


Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at July 31, 1999 (dollars in thousands)
Assets:
  Tax-exempt securities
    (cost: $280,386)                                 $280,313
  Cash                                                    80
  Receivables for--
    Sales of investments                      $1,011
    Sales of fund's shares                       624
    Accrued interest                           3,902   5,537
                                             ------------------
                                                     285,930
Liabilities:
  Payables for--
    Purchases of investments                   2,058
    Repurchases of fund's shares                 757
    Dividends payable                            289
    Management services                           81
    Accrued expenses                             114   3,299
                                             ------------------
Net Assets at July 31, 1999 --
  Equivalent to $14.62 per share on 19,329,996
  shares of beneficial interest issued and
  outstanding; unlimited shares authorized           $282,631
                                                     ==========

Statement of Operations
for the year ended July 31, 1999
(dollars in thousands)
Investment Income:
  Income:
    Interest on tax-exempt securities                $12,915

  Expenses:
    Management services fee                     $999
    Distribution expenses                        794
    Transfer agent fee                            70
    Reports to shareholders                       60
    Registration statement and prospectus         43
    Postage, stationery and supplies              12
    Trustees' fees                                17
    Auditing and legal fees                       31
    Custodian fee                                  5
    Organization expense                           1
    Other expenses                                20
                                             ----------
      Total expenses before reimbursement      2,052
      Reimbursement of expenses                   63   1,989
                                             ------------------
    Net investment income                             10,926
                                                     ----------
Realized Gain and Net Unrealized
  Depreciation on Investments
  Net realized gain                                    1,150
  Net unrealized depreciation
    investments:
    Beginning of year                          6,133
    End of year                                  (73)
                                             ----------
    Net unrealized depreciation
      on investments                                  (6,206)
                                                     ----------
    Net realized gain and unrealized depreciation
      on investments                                  (5,056)
                                                     ----------
Net Increase in Net Assets
  Resulting from Operations                           $5,870
                                                     ==========

Statement of Changes in Net Assets
(dollars in thousands)
                                             Year endYear ended
                                             July 31,July 31,
                                                1999    1998
                                             ------------------
Operations:
  Net investment income                      $10,926  $9,399
  Net realized gain on investments             1,150   1,474
  Net unrealized depreciation
    on investments                            (6,206)   (674)
                                             ------------------
    Net increase in net assets
      resulting from operations                5,870  10,199
                                             ------------------
Dividends Paid from Net
  Investment Income                          (10,912) (9,406)
                                             ------------------
Capital Share Transactions:
  Proceeds from shares sold:
    10,081,007 and 6,125,626 shares, respecti150,785  90,775
  Proceeds from shares issued in
    reinvestment of net investment
    income dividends:
    525,895 and 436,639 shares, respectively   7,841   6,463
  Cost of shares repurchased:
    6,566,151 and 5,009,998 shares, respectiv(97,927)(74,180)
                                             ------------------
    Net increase in net assets
      resulting from capital share
      transactions                            60,699  23,058
                                             ------------------
Total Increase in Net Assets                  55,657  23,851
Net Assets:
  Beginning of year                          226,974 203,123
                                             ------------------
  End of year (including undistributed       $282,631$226,974
    net investment income: $34 and $1, respec==================

See Notes to Financial Statements


 Limited Term Tax-Exempt Bond Fund of America
 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America the ("fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and ten years.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

 PREPAID ORGANIZATION EXPENSES - Expenses incurred in organizing the fund are capitalized and amortized on a straight line basis over five years. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of July 31, 1999, net unrealized depreciation on investments for book and federal income tax purposes aggregated $73,000, of which $2,781,000 related to appreciated securities and $2,854,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1999. During the year ended July 31, 1999, the fund utilized a capital loss carryforward totaling $989,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The fund had available at July 31, 1999 a net capital loss carryforward totaling $1,833,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The cost of portfolio securities for book and federal income tax purposes was $280,386,000 at July 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $999,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $63,000 for the year ended July 31, 1999.

DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1999, distribution expenses under the Plan were $794,000. Had no limitation been in effect, the fund would have paid $1,185,000 in distribution expenses under the Plan. As of July 31, 1999, accrued and unpaid distribution expenses were $71,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $189,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $70,000.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Trustees, were $45,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $97,784,000 and $42,363,000, respectively, during the year ended July 31, 1999.

As of July 31, 1999, accumulated net realized loss on investments was $1,833,000 and paid-in capital was $284,505,000. The fund reclassified $19,000 to undistributed net investment income from undistributed net realized gains, for the year ended July 31, 1999 as a result of permanent differences between book and tax.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $5,000 was paid by these credits rather than in cash.


Tax Information (unaudited)

During the fiscal year ended July 31, 1999, the fund paid 61.4 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and a taxable ordinary income distribution of 0.10 cents per share.

The fund designates a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.


Per-Share Data and Ratios

                                                               Year ended    July 31

                                                          1999       1998        1997
                                                     ---------  ---------  ---------
Net Asset Value, Beginning of Period                    $14.85     $14.79     $14.36
                                                     ---------  ---------  ---------
 Income From Investment Operations:
  Net investment income                                    .61        .66        .68
  Net gains or losses on securities (both
   realized and unrealized)                               (.23)       .06        .43
                                                     ---------  ---------  ---------
   Total from investment operations                        .38        .72       1.11
                                                     ---------  ---------  ---------
 Less Distributions:
  Dividends (from net investment income)                  (.61)      (.66)      (.68)
                                                     ---------  ---------  ---------
Net Asset Value, End of Period                          $14.62     $14.85     $14.79
                                                     =========  =========  =========

Total Return (2)                                          2.59%     4.95%    7.96%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                  $283       $227       $203
 Ratio of expenses to average net assets before fee       .77%       .83%       .83%
 Ratio of expenses to average net assets after fee w      .75%       .75%       .75%
 Ratio of net income to average net assets               4.12%      4.40%      4.70%
 Portfolio turnover rate                                17.00%     34.07%     31.89%


                                                                              Period
                                                                          October 6,
                                                    Year ended    July 31    1993(1)
                                                                             to July
                                                          1996       1995   31, 1994
                                                     ---------  ---------  ---------
Net Asset Value, Beginning of Period                    $14.29     $14.10     $14.29
                                                     ---------  ---------  ---------
 Income From Investment Operations:
  Net investment income                                    .69        .69        .49
  Net gains or losses on securities (both
   realized and unrealized)                                .07        .19       (.19)
                                                     ---------  ---------  ---------
   Total from investment operations                        .76        .88        .30
                                                     ---------  ---------  ---------
 Less Distributions:
  Dividends (from net investment income)                  (.69)      (.69)      (.49)
                                                     ---------  ---------  ---------
Net Asset Value, End of Period                          $14.36     $14.29     $14.10
                                                     =========  =========  =========

Total Return (2)                                       5.39%     6.45%      2.11%(3)

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                  $197       $191       $189
 Ratio of expenses to average net assets before fee       .85%       .90%    .73%(3)
 Ratio of expenses to average net assets after fee w      .74%       .64%    .51%(3)
 Ratio of net income to average net assets               4.77%      4.88%   3.67%(3)
 Portfolio turnover rate                                34.95%     45.82%  42.21%(3)

/1/Commencement of operations.
/2/Excludes maximum sales charge of 4.75%.
/3/Based on operations for the period shown and, accordingly, not representative of a full year.


To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America(the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Los Angeles, California
August 31, 1999


BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission
Group; former President, Southern
California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director,
Senior Resource Group, LLC
(development and management of
senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)


OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

BRENDA S. ELLERIN
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company
[The American Funds Group(r)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
OFFICES OF THE FUND
AND OF THE INVESTMENT ADVISER,

CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

TRANSFER AGENT
FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.